Neuberger Berman Equity Funds®
Neuberger Berman Small Cap Growth Fund
Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional
Information each dated December 6, 2018, as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statement of Additional Information for the Neuberger Berman Small Cap Growth Fund:

Marco Minonne, one of the Portfolio Managers to the Neuberger Berman Small Cap Growth Fund, will cease his portfolio responsibilities on May 24, 2019. As such, effective May 24, 2019, all references to Marco Minonne in the Summary Prospectuses, Prospectuses and Statement of Additional Information for Neuberger Berman Small Cap Growth Fund are removed in their entirety.

The date of this supplement is April 3, 2019.

Please retain this supplement for future reference.

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